UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

RAMACO RESOURCES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001‑38003	38‑4018838
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(Address of principal executive offices)

(859) 244‑7455

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the Board of Directors of Ramaco Resources, Inc. (“Ramaco” or the “Company”) approved, and the Company entered into, an Amendment to Restricted Stock Award Agreements with each of Randall W. Atkins,  Michael D. Bauersachs, Jeremy R. Sussman and Christopher L. Blanchard (each, an “Amended Restricted Stock Award Agreement” and together, the “Amended Restricted Stock Award Agreements”). The Amended Restricted Stock Award Agreements (i) grant restricted stock awards to each of Mr. Atkins, Mr. Bauersachs, Mr. Sussman and Mr. Blanchard in the amounts of 6,873 shares,  6,873 shares, 3,656 shares and 3,887 shares, respectively, with a vesting date of June 30, 2020, June 30, 2020, June 30, 2022 and June 30, 2021, respectively,  (ii) amend the vesting date of grants made to Mr. Atkins  (137,457 shares) and Mr. Bauersachs  (137,457 shares) in 2017, from December 31, 2019 to June 30, 2020, (iii) amend the vesting date of grants made to Mr. Atkins (124,378 shares), Mr. Bauersachs  (124,378 shares) and Mr. Blanchard  (77,736 shares) in 2018, from December 31, 2020 to June 30, 2021 and (iv) amend the vesting date of grants made to Mr. Atkins (228,520 shares), Mr. Bauersachs (228,520 shares), Mr. Blanchard (95,980 shares) and Mr. Sussman  (73,126 shares) in 2019, from December 31, 2021 to June 30, 2022.

The foregoing descriptions of the Amended Restricted Stock Award Agreements are qualified in their entirety by reference to the Amended Restricted Stock Award Agreements with respect to Mr. Atkins, Mr. Bauersachs, Mr. Blanchard and Mr. Sussman, copies of which are filed as Exhibits 10.1, 10.2,  10.3 and 10.4 to this Current Report on Form 8‑K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Randall W. Atkins.

10.2	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Michael D. Bauersachs.

10.3	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Jeremy R. Sussman.

10.4	Amendment to Restricted Stock Award Agreements, dated December 10, 2019, between the Company and Christopher L. Blanchard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.
		By:	/s/ Randall W. Atkins
		Name:	Randall W. Atkins
		Title:	Executive Chairman

Date:	December 13, 2019